Exhibit 10.3

SECURITY AGREEMENT

By

D 56, INC., DEPARTMENT 56 RETAIL, INC.,

TIME TO CELEBRATE, INC. and LENOX, INCORPORATED,

as Borrowers,

DEPARTMENT 56, INC.,

and

THE OTHER GUARANTORS PARTY HERETO,

as Guarantors

and

UBS AG, STAMFORD BRANCH,

as Administrative Agent

Dated as of September 1, 2005

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Section 4.10	Pledged Collateral
Section 4.11	Insurance
Section 4.12	Payment of Taxes; Compliance with Laws; Contested Liens; Claims
Section 4.13	Access to Pledged Collateral, Books and Records; Other Information
Section 4.14	Third Party Consents Relating to Intellectual Property Collateral

ARTICLE V. CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

Section 5.1	Pledge of Additional Securities Collateral
Section 5.2	Voting Rights; Distributions; etc.
Section 5.3	Operative Agreements
Section 5.4	Defaults, etc.
Section 5.5	Certain Agreements of Pledgors As Issuers and Holders of Equity Interests

ARTICLE VI. CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

Section 6.1	Grant of License
Section 6.2	Registrations
Section 6.3	No Violations or Proceedings
Section 6.4	Protection of Administrative Agent’s Security
Section 6.5	After-Acquired Property
Section 6.6	Modifications
Section 6.7	Litigation
Section 6.8	U.S. Intent-to-Use Trademark Applications

ARTICLE VII. CERTAIN PROVISIONS CONCERNING ACCOUNTS

Section 7.1	Special Representations and Warranties
Section 7.2	Maintenance of Records
Section 7.3	Legend
Section 7.4	Modification of Terms, etc.
Section 7.5	Collection

ARTICLE VIII. TRANSFERS AND OTHER LIENS

Section 8.1	Transfers of and other Liens on Pledged Collateral

ARTICLE IX. REMEDIES

Section 9.1	Remedies
Section 9.2	Notice of Sale
Section 9.3	Waiver of Notice and Claims
Section 9.4	Certain Sales of Pledged Collateral

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Section 9.5	No Waiver; Cumulative Remedies
Section 9.6	Certain Additional Actions Regarding Intellectual Property

ARTICLE X. PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS/APPLICATION OF PROCEEDS

Section 10.1	Proceeds of Casualty Events and Collateral Dispositions
Section 10.2	Application of Proceeds

ARTICLE XI. MISCELLANEOUS

Section 11.1	Concerning Administrative Agent
Section 11.2	Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact
Section 11.3	Expenses
Section 11.4	Continuing Security Interest; Assignment
Section 11.5	Termination; Release
Section 11.6	Modification in Writing
Section 11.7	Notices
Section 11.8	GOVERNING LAW
Section 11.9	CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL
Section 11.10	Severability of Provisions
Section 11.11	Execution in Counterparts
Section 11.12	Business Days
Section 11.13	No Credit for Payment of Taxes or Imposition
Section 11.14	No Claims Against Administrative Agent
Section 11.15	No Release
Section 11.16	Obligations Absolute

EXHIBIT 1	Form of Issuers Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Securities Account Control Agreement
EXHIBIT 5-A	Form of Deposit Account Control Agreement - Springing Dominion
EXHIBIT 5-B	Form of Deposit Account Control Agreement - Full Dominion

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SECURITY AGREEMENT

SECURITY AGREEMENT dated as of September 1, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the “Agreement”) made among D 56, INC., a Minnesota corporation (“D 56”), DEPARTMENT 56 RETAIL, INC., a Minnesota corporation (“D 56 Retail”), TIME TO CELEBRATE, INC., a Minnesota corporation (“TTC”), LENOX, INCORPORATED, a New Jersey corporation (“Lenox” and, together with D 56, D 56 Retail and TTC, “Borrowers” and each individually, a “Borrower”), DEPARTMENT 56, INC., a Delaware corporation (“Holdings”), THE SUBSIDIARY GUARANTORS PARTY TO THE CREDIT AGREEMENT (and together with Holdings, the “Guarantors”) ANY ADDITIONAL BORROWERS OR GUARANTORS FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (the “Additional Pledgors,”), as pledgors, assignors and debtors (the Borrowers, together with the Guarantors and the Additional Pledgors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of UBS AG, STAMFORD BRANCH, having an office at 677 Washington Boulevard, Stamford, Connecticut  06901, in its capacity as administrative agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Administrative Agent”).

R E C I T A L S:

A.                                   The Pledgors, the Administrative Agent, Wells Fargo Foothill, LLC and Bank of America Business Capital, as co-documentation agents, JPMorgan Business Credit, as collateral agent and co-syndication agent, UBS Securities LLC, as co-syndication agent and arranger, UBS AG, Stamford Branch, as Issuing Bank, UBS Loan Finance LLC, as Swingline Lender and the lending institutions listed therein (the “Lenders”) have, in connection with the execution and delivery of this Agreement, entered into that certain Revolving Credit Agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.                                     Each Guarantor has, pursuant to the Credit Agreement, among other things, unconditionally guaranteed the obligations of the Borrowers under the Credit Agreement and the other Loan Documents (as hereinafter defined).

C.                                     The Borrowers and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

D.                                    It is contemplated that one or more of the Pledgors may enter (or may have entered) into one or more Lender Hedging Agreements with one or more of the Lenders or their respective Affiliates.

E.                                      Each Pledgor is or, as to Pledged Collateral (as hereinafter defined) acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Pledged Collateral pledged by it hereunder.

F.                                      This Agreement is given by each Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations.

G.                                     It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to any Lender issuing Letters of Credit under the Credit Agreement or entering into any Lender Hedging Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Administrative Agent hereby agree as follows:

ARTICLE I.

DEFINITIONS AND INTERPRETATION

Section 1.1                                      Definitions.

(a)                                  Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b)                                 Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

(c)                                  The following terms shall have the following meanings:

“Acquisition Document Rights” shall mean, with respect to each Pledgor, collectively, all of such Pledgor’s rights, title and interest in, to and under the Acquisition Documents including, without limitation (i) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of the Acquisition Documents, (ii) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for monetary damages under or in respect of the agreements, documents and instruments referred to in the Acquisition Documents or related thereto and (iii) all proceeds, collections, recoveries and rights of subrogation with respect to the foregoing.

“Acquisition Agreement” shall mean the stock purchase agreement, dated as of July 21, 2005 by and between Holdings and Brown-Forman Corporation (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and of the Credit Agreement).

“Acquisition Documents” shall mean the collective reference to the Acquisition Agreement together with any and all documents, agreements and other instruments then or at any time thereafter executed and/or delivered in connection therewith or related thereto, in each case,

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as amended, amended and restated, supplemented, extended, renewed, replaced or otherwise modified from time to time.

“Additional Pledged Interests” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each issuer or under the Operative Agreement of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other equity interests from time to time acquired by such Pledgor in any manner and (ii) to the extent required to be pledged by the terms of the Credit Agreement, all membership, partnership or other equity interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of such limited liability company, partnership or other entity together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under the Operative Agreement of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other equity interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests, from time to time acquired by such Pledgor in any manner.

“Additional Pledged Shares” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under the Operative Agreement of any such issuer, and the certificates, instruments and agreements representing such interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (ii) to the extent required to be pledged by the terms of the Credit Agreement, all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under the Operative Agreement of such corporation and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.

“Additional Pledgors” shall have the meaning assigned to such term in the Preamble hereof.

“Administrative Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Agreement” shall have the meaning assigned to such in the Preamble hereof.

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“Borrower” and “Borrowers” each shall have the meaning assigned to such term in the Preamble hereof.

“Claims” shall mean any and all property taxes and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law) against, all or any portion of the Pledged Collateral.

“Collateral Account” shall mean a collateral account or sub-account established and maintained by the Administrative Agent (or a Lender that agrees to be an administrative sub-agent for the Administrative Agent) in its name as Administrative Agent for the Secured Parties, including, without limitation, the LC Collateral Account maintained in accordance with the provisions of Section 9.01 of the Credit Agreement, and all funds from time to time on deposit in the Collateral Account including, without limitation, all Cash Equivalents and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of any Pledgor in substitution for, or in addition to, any or all of the Pledged Collateral; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Pledged Collateral.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreements and the Securities Account Control Agreements.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, including, without limitation, the copyrights, registrations and applications listed in Schedule 13(b) annexed to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights corresponding

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thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Deposit Account Control Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 5-A or Exhibit 5-B.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include, without limitation, all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Pledged Notes.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include, without limitation, (i) all of such Pledgor’s rights, title and interest in, to and under all insurance policies and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, print-outs, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including, without limitation, all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral or any of the Mortgaged Property including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and

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certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any Pledged Collateral or Mortgaged Property and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral or any of the Mortgaged Property.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including, without limitation, (i) all goodwill connected with the use of and symbolized by any of the Intellectual Property Collateral in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Indemnitees” shall have the meaning assigned to such term in Section 11.3(a) hereof.

“Initial Pledged Interests” shall mean, with respect to each Pledgor, all membership, partnership or other equity interests (other than in a corporation), as applicable, of each issuer owned by such Pledgor as described in Schedule 10 annexed to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under the Operative Agreement of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests.

“Initial Pledged Shares” shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock of each issuer owned by such Pledgor as described in Schedule 10 annexed to the Perfection Certificate together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under the Operative Agreement of each such issuer, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Initial Pledged Shares.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9 of the UCC and shall include, without limitation, all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Licenses and Goodwill.

“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 11 annexed to the Perfection Certificate and each intercompany note hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing

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such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

“Lenders” shall have the meaning assigned to such term in Recital A hereof.

“Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, including, without limitation, the license and distribution agreements listed in Schedule 13(a) and 13(b) annexed to the Perfection Certificate, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Mortgaged Property” shall have the meaning assigned to such term in the Mortgages.

“Operative Agreement” shall mean (i) in the case of any limited liability company or partnership or other non-corporate entity, any membership or partnership agreement or other organizational agreement or document thereof and (ii) in the case of any corporation, any charter or certificate of incorporation and by-laws thereof.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to and all patent applications and registrations made by such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), including, without limitation, those listed in Schedule 13(a) annexed to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

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“Perfection Certificate” shall mean that certain perfection certificate dated as of the date hereof, executed and delivered by Borrowers or Guarantors, as applicable, on behalf of each Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Administrative Agent) executed and delivered by any Additional Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be supplemented by each Perfection Certificate Supplement delivered in accordance with the Credit Agreement.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Notes” shall mean, collectively, the Intercompany Notes and each additional note or Instrument hereafter acquired by any Pledgor that is required to be pledged hereunder and all certificates or agreements evidencing such notes or Instruments, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Pledged Interests” shall mean, collectively, the Initial Pledged Interests and the Additional Pledged Interests; provided, however, that to the extent applicable, Pledged Interests shall not include any interest possessing more than 66% of the voting power or control of all classes of interests entitled to vote of any foreign Subsidiary which is a first-tier controlled foreign corporation (as defined in Section 957(a) of the Code) to the extent such pledge would result in an adverse tax consequence to the Pledgor and, in any event, shall not include the interests of any Subsidiary otherwise required to be pledged pursuant to this Agreement to the extent that such pledge would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Code, to the extent such pledge would trigger a material  increase in the gross income of a United States shareholder of such Subsidiary pursuant to Section 951 (or a successor provision) of the Code.

“Pledged Securities” shall mean, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests.

“Pledged Shares” shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares; provided, however, that Pledged Shares shall not include shares possessing more than 66% of the voting power of all classes of capital stock entitled to vote of any Subsidiary which is a first tier controlled foreign corporation (as defined in Section 957(a) of the Code) to the extent such pledge would result in an adverse tax consequence to the Pledgor and, in any event, shall not include the shares of stock of any foreign Subsidiary otherwise required to be pledged pursuant to this Agreement to the extent that such pledge would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Code, to the extent such pledge would trigger a material increase in the gross income of a

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United States shareholder of such Subsidiary pursuant to Section 951 (or a successor provision) of the Code.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Securities Account Control Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 4.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Pledged Notes and the Distributions.

“Successor Interests” shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any issuer of Pledged Interests or Pledged Shares is not the surviving entity; provided, however, that Successor Interest shall not include shares or interests possessing more than 66% of the voting power or control of all classes of capital stock or interests entitled to vote of any Subsidiary which is a first-tier controlled foreign corporation (as defined in Section 957(a) of the Code) to the extent such pledge would result in an adverse tax consequence to the Pledgor and, in any event, shall not include shares of stock or interests of any foreign Subsidiary otherwise required to be pledged pursuant to this Agreement to the extent that such pledge would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Code, to the extent such pledge would trigger a material increase in the gross income of a United States shareholder of such Pledgor pursuant to Section 951 (or a successor provision) of the Code.

“Term Loan Administrative Agent” shall mean the “Administrative Agent” under the Term Loan Agreement.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including, without limitation, the registrations and applications listed in Schedule 13(a) annexed to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law,

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any or all of the attachment, perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

Section 1.2                                      Interpretation.  The rules of interpretation specified in the Credit Agreement shall be applicable to this Agreement.  If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

Section 1.3                                      Resolution of Drafting Ambiguities.  Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Administrative Agent) shall not be employed in the interpretation hereof.

Section 1.4                                      Perfection Certificate.  The Administrative Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II.

GRANT OF SECURITY AND SECURED OBLIGATIONS

Section 2.1                                      Pledge.  As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent for its benefit and for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under all personal property and interests in personal property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”), including, without limitation:

(i)                                                                                     all Accounts;

(ii)                                                                                  all Equipment, Goods, Inventory and Fixtures;

(iii)                                                                               all Documents, Instruments and Chattel Paper;

(iv)                                                                              all Letters of Credit and Letter-of-Credit Rights;

(v)                                                                                 all Securities Collateral;

(vi)                                                                              all Collateral Accounts;

(vii)                                                                           all Investment Property;

(viii)                                                                        all Intellectual Property Collateral;

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(ix)                                                                                the Commercial Tort Claims described on Schedule 14 to the Perfection Certificate;

(x)                                                                                   all General Intangibles;

(xi)                                                                                all Deposit Accounts;

(xii)                                                                             all Acquisition Documents and Acquisition Document Rights;

(xiii)                                                                          all Supporting Obligations;

(xiv)                                                                         all books and records relating to the Pledged  Collateral; and

(xv)                                                                            to the extent not covered by clauses (i) through (xiv) of this sentence, all other personal property of such Pledgor, whether tangible or intangible and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xv) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, (A) any License to which any Pledgor is a party to the extent, and solely to the extent, and for so long as, and solely for so long as, the terms of such License or any Requirement of Law applicable thereto validly prohibit the creation by such Pledgor of a security interest in such License in favor of the Administrative Agent, after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law or principles of equity; provided, however, that Proceeds of any License described in this sentence shall not be excluded from “Pledged Collateral”; and (B) certain Inventory to the extent, and solely to the extent, that such Inventory bears a trademark subject to a license agreement listed on Annex A hereto that prohibits the granting of a Lien on any Inventory bearing such trademark unless the licensor under the applicable license agreement shall have consented in writing to the granting of a Lien on such Inventory hereunder.

Section 2.2                                      Secured Obligations.  This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due of the Obligations.

Section 2.3                                      Security Interest.  (a)  Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to authenticate and file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including, without limitation, (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including, without limitation, the filing of a financing statement

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describing the Pledged Collateral as “all assets” or “all assets in which the Pledgor now owns or hereafter acquires rights” or words to that effect and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates.  Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon request.

(b)                                 Each Pledgor hereby ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

(c)                                  Each Pledgor hereby further authorizes the Administrative Agent to file filings with the United States Patent and Trademark Office and United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Administrative Agent, as secured party.

ARTICLE III.

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF PLEDGED COLLATERAL

Section 3.1                                      Delivery of Certificated Securities Collateral.  Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been or contemporaneously herewith will be delivered to the Administrative Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Administrative Agent has or contemporaneously herewith shall have a perfected first priority security interest therein.  Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof, shall, within the time periods required by the Credit Agreement, be delivered to and held by or on behalf of the Administrative Agent pursuant hereto.  All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent.  The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder.  In addition, the Administrative Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

Section 3.2                                      Perfection of Uncertificated Securities Collateral.  Each Pledgor represents and warrants that the Administrative Agent has a perfected first priority security

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interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof and that the applicable partnership agreement, operating agreement or other organizational documents do not require the consent of the other shareholders, members, partners or other Person to permit the Administrative Agent or its designee to be substituted for the applicable Pledgor as a shareholder, member, partner or other equity owner, as applicable, thereto.  Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Securities under the terms hereof and provide to the Administrative Agent an opinion of counsel, in form and substance satisfactory to the Administrative Agent, confirming such pledge and perfection thereof.

Section 3.3                                      Financing Statements and Other Filings; Maintenance of Perfected Security Interest.  Each Pledgor represents and warrants that the only filings, registrations and recordings necessary and appropriate to create, preserve, protect, publish notice of and perfect the security interest granted by each Pledgor to the Administrative Agent (for the benefit of the Secured Parties) pursuant to this Agreement in respect of the Pledged Collateral are listed in Schedule 5 annexed to the Perfection Certificate.  Each Pledgor represents and warrants that all such filings, registrations and recordings have been delivered to the Administrative Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 6 annexed to the Perfection Certificate and shall be filed, registered and recorded immediately after the date thereof.  Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and shall defend such security interest against the claims and demands of all Persons, provided, however, that, prior to the payment in full of the Term Loan Indebtedness and the termination of the Term Loan Documents, the security interest created by this Agreement in that portion of the Pledged Collateral constituting Term Loan Priority Collateral shall be maintained as a perfected second priority security interest junior to the security interest of the Term Loan Administrative Agent, (ii) such Pledgor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Administrative Agent may deem reasonably necessary, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Administrative Agent, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Administrative Agent may deem reasonably necessary for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including the filing of any financing statements, continuation statements and other documents (including the Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Administrative Agent and in such offices (including, without limitation, the United States Patent and Trademark Office) wherever required by law to perfect,

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continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral, as provided herein, and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to the Pledged Collateral; provided, however, that, prior to the payment in full of the Term Loan Indebtedness and the termination of the Term Loan Documents, the security interest created by this Agreement in that portion of the Pledged Collateral constituting Term Loan Priority Collateral shall be maintained as a perfected second priority security interest junior to the security interest of the Term Loan Administrative Agent.  Each Pledgor hereby authorizes the Administrative Agent to file any such financing or continuation statement or other document without the signature of such Pledgor where permitted by law, including, without limitation, the filing of a financing statement describing the Pledged Collateral as “all assets” or “all assets in which the Pledgor now owns or hereafter acquires rights” or words to that effect.

Section 3.4                                      Other Actions.  In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent’s security interest in the Pledged Collateral, each Pledgor represents, warrants and agrees, in each case at such Pledgor’s own expense, with respect to the following Pledged Collateral that:

(a)                                  Instruments and Tangible Chattel Paper.  As of the date hereof (i) no amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Pledged Collateral is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate and (ii) each Instrument and each item of Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate has been properly endorsed, assigned and delivered to the Administrative Agent, accompanied by instruments of transfer or assignment duly executed in blank.  If any amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify.

(b)                                 Deposit Accounts.  As of the date hereof (i) it does not maintain any Deposit Accounts other than the accounts listed in Schedule 15 annexed to the Perfection Certificate and (ii) to the extent required by the Credit Agreement, the Administrative Agent, upon execution and delivery of a Deposit Account Control Agreement by the Pledgor of the Deposit Account and the financial institution holding such Deposit Account, will have a perfected first priority security interest in each Deposit Account listed in Schedule 15 annexed to the Perfection Certificate by Control.  No Pledgor shall hereafter establish and maintain any Deposit Account unless (1) the applicable Pledgor shall have given the Administrative Agent 30 days’ prior written notice of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the Administrative Agent and (3) to the extent required by the Credit Agreement, such Bank and such Pledgor shall have duly executed and delivered to the Administrative Agent a Deposit Account Control Agreement with respect to such Deposit Account substantially in the form of Exhibit 5-A or Exhibit 5-B annexed

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hereto or such other form acceptable to the Administrative Agent.  No Pledgor shall grant Control of any Deposit Account to any Person other than the Administrative Agent.  With respect to any Deposit Account for which the applicable Deposit Account Control Agreement provides that the depository institution may accept instructions from the applicable Pledgor unless and until the Administrative Agent otherwise notifies the depository institution, the Administrative Agent agrees that it shall deliver such notice only if a Default or Event of Default has occurred and is continuing and that it shall not give any instructions directing the disposition of funds from time to time credited to any such Deposit Account unless a Default or Event of Default has occurred and is continuing.

(c)                                  Investment Property.  (i)  As of the date hereof (1) it has no Securities Accounts or Commodity Accounts other than those listed in Schedule 15 annexed to the Perfection Certificate and the Administrative Agent has a perfected first priority security interest in such Securities Accounts and Commodity Accounts by Control, (2) it does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities and those maintained in Securities Accounts or Commodity Accounts listed in Schedule 15 annexed to the Perfection Certificate and (3) it has entered into a duly authorized, executed and delivered Securities Account Control Agreement, substantially in the form of Exhibit 4 annexed hereto with respect to each Securities Account listed in Schedule 15 annexed to the Perfection Certificate, as applicable.

(ii)                                  If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property, other than any securities of Foreign Subsidiaries not required to be pledged hereunder, such Pledgor shall (a) within the time periods required by the Credit Agreement, endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Administrative Agent or (b) deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the Administrative Agent.  If any securities now or hereafter acquired by any Pledgor constituting Investment Property, other than any securities of Foreign Subsidiaries not required to be pledged hereunder, are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall, within the time periods required by the Credit Agreement, notify the Administrative Agent thereof and pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (a) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Pledgor or such nominee, (b) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Administrative Agent has Control or (c) arrange for the Administrative Agent to become the registered owner of the securities.  Pledgor shall not hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) the applicable Pledgor shall have given the Administrative Agent 30 days’ prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or

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Commodity Intermediary shall be reasonably acceptable to the Administrative Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be.  Each Pledgor shall accept any cash and Investment Property which are proceeds of the Pledged Interests in trust for the benefit of the Administrative Agent and, within the time periods required by the Credit Agreement, deposit any cash or Investment Property and any new securities, instruments, documents or other property by reason of ownership of the Investment Property received by it into an account in which the Administrative Agent has Control.  The Administrative Agent agrees with each Pledgor that the Administrative Agent shall not give any entitlement orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur.  The provisions of this Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which the Administrative Agent is the Securities Intermediary.  No Pledgor shall grant control over any Investment Property to any Person other than the Administrative Agent.

(iii)                               As between the Administrative Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Administrative Agent, a Securities Intermediary, Commodity Intermediary, any Pledgor or any other Person; provided, however, that nothing contained in this Section 3.4(c) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Pledgors or any other Person under any Control Agreement or under applicable law.  Subject to Section 4.12, each Pledgor shall promptly pay all Claims and fees of whatever kind or nature with respect to the Investment Property and Pledged Securities pledged by it under this Agreement.  In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Administrative Agent may do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify the Administrative Agent for all costs and expenses incurred by the Administrative Agent under this Section 3.4(c) in accordance with Section 11.3 hereof.

(d)                                 Electronic Chattel Paper and Transferable Records.  As of the date hereof no amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction other than such Electronic Chattel Paper and transferable records listed in Schedule 11 annexed to the Perfection Certificate.  If any amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the

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Administrative Agent thereof and shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Administrative Agent agrees with such Pledgor that the Administrative Agent will arrange, pursuant to procedures satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(e)                                  Letter-of-Credit Rights.  If such Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Pledgor, other than a Letter of Credit issued pursuant to the Credit Agreement, in an amount individually or in the aggregate in excess of $100,000, such Pledgor shall promptly notify the Administrative Agent thereof and such Pledgor shall, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Administrative Agent to become the transferee beneficiary of such Letter of Credit, with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement.

(f)                                    Commercial Tort Claims.  As of the date hereof it holds no Commercial Tort Claims other than those listed in Schedule 14 annexed to the Perfection Certificate.  If any Pledgor shall at any time hold or acquire a Commercial Tort Claim having a value individually or in the aggregate in excess of $100,000, such Pledgor shall immediately notify the Administrative Agent in writing signed by such Pledgor of the brief details thereof and grant to the Administrative Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Administrative Agent.

(g)                                 Landlord Lien Waivers/Bailee Letters/Processor Agreements.  To the extent required under the Credit Agreement, such Pledgor shall obtain a waiver of bailee’s, landlord’s or other applicable possessory lien and obtain a bailee letter, landlord lien waiver or processor agreement, as applicable and in form and substance reasonably satisfactory to the Administrative Agent, from each bailee, landlord and third party processor who from time to time has possession of Pledged Collateral or who leases or sub-leases premises to such Pledgor at which Pledged Collateral is located; provided, that, to the extent that any waivers, bailee letters, landlord lien waivers and processor agreements required to be obtained under this Section 3.4(g) have not been obtained, the

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Administrative Agent shall have the right to establish an appropriate Reserve as determined in its discretion.

Section 3.5                                      Joinder of Additional Pledgors.  The Pledgors shall cause each Subsidiary of the Borrowers which, from time to time, after the date hereof shall be required to pledge any assets to the Administrative Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, to execute and deliver to the Administrative Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 annexed hereto within five (5) Business Days on which it was acquired or created and (ii) a Perfection Certificate, in each case, within five (5) Business Days of the date on which it was acquired or created and, upon such execution and delivery, such Subsidiary shall constitute a “Borrower” or “Guarantor”, as applicable, and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Borrower or Guarantor, as applicable, and Pledgor herein.  The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder.  The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Borrower, Guarantor and Pledgor as a party to this Agreement.

Section 3.6                                      Supplements; Further Assurances.  Each Pledgor shall take such further actions, and execute and deliver to the Administrative Agent such additional assignments, agreements, supplements, powers and instruments, as the Administrative Agent may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Administrative Agent or permit the Administrative Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral.  Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments.  If an Event of Default has occurred and is continuing, the Administrative Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral.  All of the foregoing shall be at the sole cost and expense of the Pledgors.  The Pledgors and the Administrative Agent acknowledge that this Agreement is intended to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in and Lien upon the Pledged Collateral and shall not constitute or create a present assignment of any of the Pledged Collateral.

ARTICLE IV.

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

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Section 4.1                                      Title.  No financing statement or other public notice with respect to all or any part of the Pledged Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent pursuant to this Agreement or as are permitted by the Credit Agreement.  No Person other than the Administrative Agent has control or possession of all or any part of the Pledged Collateral, except as permitted by the Credit Agreement.

Section 4.2                                      Limitation on Liens; Defense of Claims; Transferability of Pledged Collateral.  Each Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, such Pledgor will be, the sole direct and beneficial owner of all Pledged Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than the Permitted Liens.  Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Administrative Agent and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Administrative Agent or any other Secured Party other than Permitted Liens.  There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgors’ obligations or the rights of the Administrative Agent hereunder.

Section 4.3                                      Chief Executive Office; Change of Name; Jurisdiction of Organization.  (a)  The exact legal name, type of organization, jurisdiction of organization, Federal Taxpayer Identification Number, organizational identification number (if any) and chief executive office of such Pledgor is indicated set forth in Schedules 1(a) and 2(a) annexed to the Perfection Certificate.  Such Pledgor shall not change (i) its corporate name, (ii) the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Pledged Collateral owned by it or any office or facility at which Pledged Collateral owned by it is located (including the establishment of any such new office or facility), (iii) its identity or type of organization or corporate structure, (iv) its Federal Taxpayer Identification Number or organizational identification number or (v) its jurisdiction of organization (in each case, including, without limitation, by merging with or into any other entity, reorganizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction), except in accordance with Section 5.13 of the Credit Agreement.  Each Pledgor agrees to promptly provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the preceding sentence.

(b)                                 To the extent that UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 4.3(a), if any Pledgor fails to provide information to the Administrative Agent about such changes on a timely basis, the Administrative Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Administrative Agent needed to have information relating to such changes.  The Administrative Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Administrative Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Administrative Agent to search for information on such changes if such information is not provided by any Pledgor.

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Section 4.4                                      Location of Collateral..  All Collateral of such Pledgor is located at the locations listed in Schedules 2(a) through 2(e) annexed to the Perfection Certificate.  Except as expressly permitted herein or in the Credit Agreement, such Pledgor shall not move any Collateral to any location other than one within the continental United States that is listed in such Schedules of the Perfection Certificate unless and until (i) it shall have given the Administrative Agent not less than 30 days’ prior written notice (in the form of an officers’ certificate) of its intention so to do, clearly describing such new location within the continental United States and providing such other information in connection therewith as the Administrative Agent may request and (ii) with respect to such new location, such Pledgor shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, complying with the provisions of Section 3.4(g) to obtain a waiver of any bailee’s, landlord’s or other applicable possessory lien and obtain a bailee letter, landlord lien waiver or processor agreement, as applicable.

Section 4.5                                      Condition and Maintenance of Equipment.  The Equipment of such Pledgor is in good repair, working order and condition, reasonable wear and tear excepted.  Each Pledgor shall cause the Equipment to be maintained and preserved in good repair, working order and condition, reasonable wear and tear excepted, and shall as quickly as commercially practicable make or cause to be made all repairs, replacements and other improvements which are necessary or appropriate in the conduct of such Pledgor’s business.

Section 4.6                                      Corporate Names; Prior Transactions.  Such Pledgor has not, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in Schedules 1(b), 1(c) and 3 annexed to the Perfection Certificate.

Section 4.7                                      Due Authorization and Issuance.  All of the Initial Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable.  All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor’s status as a partner or a member of any issuer of the Initial Pledged Interests.

Section 4.8                                      No Claims.  Such Pledgor owns or has rights to use all of the Pledged Collateral pledged by it hereunder and all rights with respect to any of the foregoing used in, necessary for or material to such Pledgor’s business as currently conducted.  The use by such Pledgor of such Pledged Collateral and all such rights with respect to the foregoing do not infringe on the rights of any Person other than such infringement which would not, individually or in the aggregate, result in a Material Adverse Effect.  No claim has been made and remains outstanding that such Pledgor’s use of any Pledged Collateral does or may violate the rights of any third Person that would individually, or in the aggregate, have a Material Adverse Effect.

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Section 4.9                                      No Conflicts, Consents, etc.  Other than the filing, registrations and recordings described in Section 3.3, no consent of any party (including, without limitation, equity holders or creditors of such Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required (A) for the pledge by such Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance hereof by such Pledgor, (B) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or (C) for the exercise by the Administrative Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement.  In the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Administrative Agent, such Pledgor agrees to use its best efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

Section 4.10                                Pledged Collateral.  All information set forth herein and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral (including all information set forth on the schedules annexed to the Perfection Certificate), is accurate and complete in all material respects.  Pledgors shall deliver to the Administrative Agent a Perfection Certificate Supplement on an annual basis as required under the Credit Agreement.

Section 4.11                                Insurance.  In the event that the proceeds of any insurance claim are paid after the Administrative Agent has exercised its right to foreclose after an Event of Default such Net Cash Proceeds shall be paid to the Administrative Agent to be applied in accordance with the provisions of Section 9.02 of the Credit Agreement.  The Administrative Agent shall retain its interest in the insurance policies required to be maintained pursuant to the Credit Agreement during any redemption period.

Section 4.12                                Payment of Taxes; Compliance with Laws; Contested Liens; Claims.  Each Pledgor represents and warrants that all Claims imposed upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Claims are permitted to exist or be contested under the Credit Agreement.  Each Pledgor shall comply with all Requirements of Law applicable to the Pledged Collateral the failure with which to comply would, individually or in the aggregate, have a Material Adverse Effect.  Each Pledgor may at its own expense contest the validity, amount or applicability of any Claims so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Credit Agreement.  Notwithstanding the foregoing provisions of this Section 4.12, no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Administrative Agent or any other Secured Party to (i) any possible criminal liability or (ii) any additional civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Administrative Agent, or such Secured Party, as the case may be.

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Section 4.13                                Access to Pledged Collateral, Books and Records; Other Information.  Upon reasonable prior notice to each Pledgor, the Administrative Agent, its agents, accountants and attorneys shall have full and free access to visit and inspect, as applicable, during normal business hours and such other reasonable times as may be requested by the Administrative Agent, all of the Pledged Collateral and Mortgaged Property including, without limitation, all of the books, correspondence and records of such Pledgor relating thereto.  The Administrative Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Pledgor agrees to render to the Administrative Agent, at such Pledgor’s cost and expense, such clerical and other assistance as may be reasonably requested by the Administrative Agent with regard thereto.  Such Pledgor shall, at any and all times, within a reasonable time after written request by the Administrative Agent, furnish or cause to be furnished to the Administrative Agent, in such manner and in such detail as may be reasonably requested by the Administrative Agent, additional information with respect to the Pledged Collateral.

Section 4.14                                Third Party Consents Relating to Intellectual Property Collateral.  Each Pledgor shall use reasonable commercial efforts to obtain the consent of third parties to the extent such consent is necessary or desirable to create a valid, perfected security interest in favor of the Administrative Agent in any Intellectual Property Collateral, including, without limitation, intent-to-use trademark applications.

ARTICLE V.

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

Section 5.1                                      Pledge of Additional Securities Collateral.  Each Pledgor shall, upon obtaining any additional Securities Collateral, accept the same in trust for the benefit of the Administrative Agent and forthwith deliver to the Administrative Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or under Section 3.4(a) in respect of additional Pledged Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Pledged Notes.  Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Pledged Notes listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

Section 5.2                                      Voting Rights; Distributions; etc.

(a)                                  So long as no Event of Default shall have occurred and be continuing:

(i)                                     Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Obligations.

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(ii)                                  Each Pledgor shall be entitled to receive and retain any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(iii)                               The Administrative Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(b)                                 Upon the occurrence and during the continuance of any Event of Default:

(i)                                     All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii)                                  All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions;

provided, that, upon a waiver or cure, if any, of such Event of Default, the rights of the Pledgor under such Sections 5.2(a)(i) and 5.2 (a)(ii) shall revert to such Pledgor.

(c)                                  Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may reasonably request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(b)(ii) hereof.

(d)                                 All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) or Section 5.2(b)(ii) hereof shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such

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Pledgor and shall immediately be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

Section 5.3                                      Operative Agreements.  Each Pledgor has delivered to the Administrative Agent true, correct and complete copies of the Operative Agreements.  The Operative Agreements are in full force and effect, have not as of the date hereof been amended or modified except as disclosed to the Administrative Agent, and there is no existing default by any party thereunder or any event which, with the giving of notice or passage of time or both, would constitute a default by any party thereunder.  Each Pledgor shall deliver to the Administrative Agent a copy of any notice of default given or received by it under any Operative Agreement within ten (10) days after such Pledgor gives or receives such notice.  No Pledgor will terminate or agree to terminate any Operative Agreement or make any amendment or modification to any Operative Agreement except as expressly permitted by the terms of the Credit Agreement.

Section 5.4                                      Defaults, etc.  Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder.  No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates, if any, delivered to the Administrative Agent) which evidence any Pledged Securities of such Pledgor.

Section 5.5                                      Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

(i)                                     In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(ii)                                  In the case of each Pledgor which is a partner or member in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Operative Agreement to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner or a limited partner or member, as the case may be.

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ARTICLE VI.

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

Section 6.1                                      Grant of License.  For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Pledgor) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

Section 6.2                                      Registrations.  Except pursuant to Licenses that are listed in Schedules 13(a) and 13(b) annexed to the Perfection Certificate, and except as permitted by the Credit Agreement, on and as of the date hereof (i) one Pledgor owns or at least one Pledgor possesses the right to use any Copyright, Patent or Trademark listed in Schedules 13(a) and 13(b) annexed to the Perfection Certificate, (ii) no Pledgor has granted permission to enable any other Person to use, any Copyright, Patent or Trademark listed in Schedules 13(a) and 13(b) annexed to the Perfection Certificate, and (iii) all registrations listed in Schedules 13(a) and 13(b) annexed to the Perfection Certificate are valid and in full force and effect.

Section 6.3                                      No Violations or Proceedings.  To each Pledgor’s knowledge, on and as of the date hereof, there is no material violation by others of any right of such Pledgor with respect to any Copyright, Patent or Trademark listed in Schedules 13(a) and 13(b) annexed to the Perfection Certificate, respectively, pledged by it under the name of such Pledgor.

Section 6.4                                      Protection of Administrative Agent’s Security.  On a continuing basis, each Pledgor shall, at its sole cost and expense, (a) promptly following its becoming aware thereof, notify the Administrative Agent of (i) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any material Patent, Trademark or Copyright or (ii) the institution of any proceeding or any adverse determination in any Federal, state or local court or administrative body regarding such Pledgor’s claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (b) maintain and protect the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, (c) not permit to lapse or become abandoned any Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment,

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(d) upon such Pledgor obtaining knowledge thereof, promptly notify the Administrative Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Pledged Collateral or Mortgaged Property, the ability of such Pledgor or the Administrative Agent to dispose of the Intellectual Property Collateral or any portion thereof or the rights and remedies of the Administrative Agent in relation thereto including, without limitation, a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof, (e) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Administrative Agent for the benefit of the Secured Parties, without the consent of the Administrative Agent, (f) until the Administrative Agent exercises its rights to make collection, diligently keep adequate records respecting the Intellectual Property Collateral and (g) furnish to the Administrative Agent from time to time upon the Administrative Agent’s reasonable request therefor detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Administrative Agent may from time to time reasonably request.  Notwithstanding the foregoing nothing herein shall prevent any Pledgor from selling, disposing of or otherwise using any Intellectual Property Collateral as permitted under the Credit Agreement.

Section 6.5                                      After-Acquired Property.  If any Pledgor shall, at any time before the Obligations have been paid in full in cash, (a) obtain any rights to any additional Intellectual Property Collateral or (b) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause (a) or (b) of this Section 6.5 with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party.  Each Pledgor shall promptly (i) provide to the Administrative Agent written notice of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section 6.5 by execution of an instrument in form reasonably acceptable to the Administrative Agent.

Section 6.6                                      Modifications.  Each Pledgor authorizes the Administrative Agent to modify this Agreement by amending Schedules 13(a) and 13(b) annexed to the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date hereof of such Pledgor including, without limitation, any of the items listed in Section 6.5 hereof.

Section 6.7                                      Litigation.  Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other

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actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral.  Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral in the name of the appropriate Pledgor and/or bring suit in the name of any Pledgor, the Administrative Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder.  In the event of such suit, each Pledgor shall, at the reasonable request of the Administrative Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Administrative Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Administrative Agent, as the case may be, for all costs and expenses reasonably incurred by the Administrative Agent in the exercise of its rights under this Section 6.7 in accordance with Section 11.3 hereof.  In the event that the Administrative Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Administrative Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any Person so infringing necessary to prevent such infringement.

Section 6.8                                      U.S. Intent-to-Use Trademark Applications.  Notwithstanding the provisions of Section 2.1, Article VI and Section 9.6, the Administrative Agent acquires no security interest or other rights in the United States for any Trademark that is the subject of an intent-to-use application before the U.S. Patent and Trademark Office until such time as a verified amendment to allege use or verified statement of use is filed with the U.S. Patent and Trademark Office for such application or the Administrative Agent arranges for an assignment of such Trademarks from the Administrative Agent to a purchaser that would satisfy the requirements of Section 10 of the Lanham Act, 15 U.S.C. Section 1060.  At the time the Administrative Agent seeks to transfer all other Trademarks pursuant to Section 6.1, it may also transfer any U.S. intent-to-use applications provided that such applications satisfy the conditions of the preceding sentence.  In Schedule 13(a) and 13(b) annexed to the Perfection Certificate and in any reports produced under this Article VI, each Pledgor shall clearly identify each U.S. intent-to-use trademark application for which a verified amendment to allege use or statement of use has not been filed.

ARTICLE VII.

CERTAIN PROVISIONS CONCERNING ACCOUNTS

Section 7.1                                      Special Representations and Warranties.  As of the time when each of its Accounts arises, each Pledgor shall be deemed to have represented and warranted that such Account and all records, papers and documents relating thereto (a) are genuine and correct and in all material respects what they purport to be, (b) represent the legal, valid and binding obligation of the account debtor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale, lease, license,

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assignment or other disposition and delivery of the goods or other property listed therein or out of an advance or a loan, (c) are in all material respects in compliance and conform with all applicable Federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

Section 7.2                                      Maintenance of Records.  Each Pledgor shall keep and maintain at its own cost and expense complete records of each Account, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto.  Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Administrative Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including, without limitation, all documents evidencing Accounts and any books and records relating thereto to the Administrative Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor).  Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Administrative Agent’s security interest therein without the consent of any Pledgor.

Section 7.3                                      Legend.  Each Pledgor shall legend, at the request of the Administrative Agent made at any time after the occurrence of any Event of Default and in form and manner satisfactory to the Administrative Agent, the Accounts and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.

Section 7.4                                      Modification of Terms, etc.  No Pledgor shall rescind or cancel any indebtedness evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such indebtedness except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Administrative Agent.  Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts.

Section 7.5                                      Collection.  Each Pledgor shall cause to be collected from the account debtor of each of the Accounts, as and when due in the ordinary course of business consistent with prudent business practice (including, without limitation, Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as

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shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time.  The costs and expenses (including, without limitation, attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Administrative Agent or any Secured Party, shall be paid by the Pledgors.

ARTICLE VIII.

TRANSFERS AND OTHER LIENS

Section 8.1                                      Transfers of and other Liens on Pledged Collateral.  No Pledgor shall (i) sell, convey, assign or otherwise dispose of, or grant any option with respect to, or (ii) grant, convey or permit to exist any Lien on, any of the Pledged Collateral pledged by it hereunder except, in each case, as permitted by the Credit Agreement.

ARTICLE IX.

REMEDIES

Section 9.1                                      Remedies.  (a)  Upon the occurrence and during the continuance of any Event of Default the Administrative Agent may from time to time exercise the following rights and remedies (alternatively, successively or concurrently on any one or more occasions) in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it:

(i)                                     Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii)                                  Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Administrative Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Administrative Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Administrative Agent;

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(iii)                               Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv)                              Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Administrative Agent at any place or places so designated by the Administrative Agent, in which event such Pledgor shall at its own expense:  (A) forthwith cause the same to be moved to the place or places designated by the Administrative Agent and there delivered to the Administrative Agent, (B) store and keep any Pledged Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.  Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(a)(iv) is of the essence hereof.  Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v)                                 Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Obligations as provided in Article X hereof;

(vi)                              Retain and apply the Distributions to the Obligations as provided in Article X hereof;

(vii)                           Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(viii)                        Exercise all the rights and remedies of a secured party under the UCC, and the Administrative Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable.  The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale.  Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent

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permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

Section 9.2                                      Notice of Sale.  Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.  No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying (as permitted under law) any right to notification of sale or other intended disposition.

Section 9.3                                      Waiver of Notice and Claims.  Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law:  (a) all damages occasioned by such taking of possession, (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder and (c) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law.  The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct.  Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

Section 9.4                                      Certain Sales of Pledged Collateral.

(i)                                     Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority.  Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable

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through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.

(ii)                                  Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(iii)                               If the Administrative Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(iv)                              Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

Section 9.5                                      No Waiver; Cumulative Remedies.

(i)                                     No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy;

32

nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

(ii)                                  In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Pledgors, the Administrative Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Administrative Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

Section 9.6                                      Certain Additional Actions Regarding Intellectual Property.  If any Event of Default shall have occurred and be continuing, upon the written demand of Administrative Agent, each Pledgor shall execute and deliver to Administrative Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.  Within five (5) Business Days of written notice thereafter from Administrative Agent, each Pledgor shall make available to Administrative Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as Administrative Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such Persons shall be available to perform their prior functions on Administrative Agent’s behalf.

ARTICLE X.

PROCEEDS OF CASUALTY EVENTS AND COLLATERAL
DISPOSITIONS/APPLICATION OF PROCEEDS

Section 10.1                                Proceeds of Casualty Events and Collateral Dispositions.  The Pledgors shall take all actions required by the Credit Agreement with respect to any Net Cash Proceeds of any Casualty Event or from the sale or disposition of any Pledged Collateral.

Section 10.2                                Application of Proceeds.  The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Administrative Agent of its remedies shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, in accordance with and as set forth in Section 9.02 of the Credit Agreement.

ARTICLE XI.

MISCELLANEOUS

Section 11.1                                Concerning Administrative Agent.

33

(i)                                     The Administrative Agent has been appointed as Administrative Agent pursuant to the Credit Agreement.  The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement.  The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement.  The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.  The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement.  Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement.  After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

(ii)                                  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

(iii)                               The Administrative Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(iv)                              If any item of Pledged Collateral also constitutes collateral granted to Administrative Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, Administrative Agent, in its sole discretion, shall select which provision or provisions shall control.

Section 11.2                                Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact.  If any Pledgor shall fail to perform any covenants contained in this Agreement or in the Credit Agreement (including, without limitation, such Pledgor’s covenants

34

to (a) pay the premiums in respect of all required insurance policies hereunder, (b) pay Claims, (c) make repairs, (d) discharge Liens or (e) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any warranty on the part of any Pledgor contained herein shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that Administrative Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of Section 4.12 hereof.  Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgors in accordance with the provisions of Section 11.3 hereof.  Neither the provisions of this Section 11.2 nor any action taken by Administrative Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of warranty form constituting an Event of Default.  Each Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement and the other Security Documents which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof.  The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.  Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

Section 11.3                                Expenses.

(a)                                  Each Pledgor will upon demand pay to the Administrative Agent the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents which the Administrative Agent may incur in connection with (i) any action, suit or other proceeding affecting the Pledged Collateral or any part thereof commenced, in which action, suit or proceeding the Administrative Agent is made a party or participates or in which the right to use the Pledged Collateral or any part thereof is threatened, or in which it becomes necessary in the judgment of the Administrative Agent to defend or uphold the Lien hereof (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Pledged Collateral with any requirements of any Governmental Authority or law), (ii) the collection of the Obligations, (iii) the enforcement and administration hereof, (iv) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (v) the exercise or enforcement of any of the rights of the Administrative Agent or any Secured Party hereunder or (vi) the failure by any Pledgor to perform or observe any of the provisions hereof.  All amounts expended by the Administrative Agent and payable by any Pledgor under this Section 11.3 shall be due upon demand therefor (together with interest thereon accruing at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment) and shall be part of the Obligations.

(b)                                 The Pledgors agree, jointly and severally, to indemnify the Administrative Agent, each Lender, the Issuing Bank, the Swingline Lender, each other

35

Secured Party, each Affiliate of any of the foregoing Persons and each of their respective directors, officers, trustees, employees and agents (each such Person being called an “Indemnitee”), against, and to hold each Indemnitee harmless from, all reasonable out-of-pocket costs and any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges, expenses and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of this Agreement, the Credit Agreement, any other Loan Document or any other document evidencing the Obligations (including, without limitation, any misrepresentation by any Pledgor in this Agreement, the Credit Agreement, other Loan Document or any other document evidencing the Obligations); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct or bad faith of such Indemnitee.

(c)                                  The provisions of this Section 11.3 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agents, the Issuing Bank or any Lender.  All amounts due under this Section 11.3 shall be payable promptly (but in any event no more than 10 days following) upon written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

Section 11.4                                Continuing Security Interest; Assignment.  This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) be binding upon the Pledgors, their respective successors and assigns and (b) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their permitted respective successors, transferees and assigns.  No other Persons (including, without limitation, any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto.  Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and any Lender Hedging Agreement.

Section 11.5                                Termination; Release.  The Pledged Collateral shall be released from the Lien of this Agreement in accordance with the provisions of the Credit Agreement.  Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Administrative Agent except as to the fact that the Administrative Agent has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other

36

Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

Section 11.6                                Modification in Writing.  No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent and the Pledgors.  Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

Section 11.7                                Notices.  Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrowers set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.7.

Section 11.8                                GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11.9                                CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR OR SECURED PARTY WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS OF ANY THEREOF, AND BY EXECUTION AND DELIVERY HEREOF, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.  EACH PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWERS AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO.  IF ANY AGENT APPOINTED BY ANY PLEDGOR REFUSES TO ACCEPT SERVICE, SUCH PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE.  NOTHING

37

HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.  THE PLEDGORS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.10                          Severability of Provisions.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11.11                          Execution in Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by email in PDF format shall be as effective as a delivery of a manually executed counterpart of this Agreement.

Section 11.12                          Business Days.  In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

Section 11.13                          No Credit for Payment of Taxes or Imposition.  Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

Section 11.14                          No Claims Against Administrative Agent.  Nothing contained in this Agreement shall constitute any consent or request by the Administrative Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Administrative Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

Section 11.15                          No Release.  Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any

38

obligation on the Administrative Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Administrative Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith.  The obligations of each Pledgor contained in this Section 11.15 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

Section 11.16                          Obligations Absolute.  All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)                                     any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

(ii)                                  any lack of validity or enforceability of the Credit Agreement, any Lender Hedging Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(iii)                               any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Lender Hedging Agreement or any other Loan Document or any other agreement or instrument relating thereto;

(iv)                              any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

(v)                                 any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Lender Hedging Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.6 hereof; or

(vi)                              any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Pledgors and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

PLEDGORS:

D 56, INC.
DEPARTMENT 56 RETAIL, INC.
TIME TO CELEBRATE, INC.
DEPARTMENT 56, INC.
DEPARTMENT 56 SALES, INC.
CAN 56, INC.
FL 56 INTERMEDIATE CORP.

By:	/s/ Susan E. Engel
Name: Susan E. Engel
Title: Chairwoman & Chief Executive Officer

LENOX, INCORPORATED

By:	/s/ James G. Berwick
Name: James G. Berwick
Title: Chief Financial Officer

DID, INCORPORATED

By:	/s/ Edward Paolella
Name: Edward Paolella
Title: Vice President & Treasurer

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By:	/s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Director
Banking Products Services, US

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director
Banking Products Services, US

EXHIBIT 1

[Form of]

ISSUERS ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of a copy of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                   ], made by [                   ], a [                   ] (the “Borrower”), and the Guarantors party thereto in favor of [                                      ], as Administrative Agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”), (ii) agrees promptly to note on its books the security interests granted to the Administrative Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any Person in the applicable Securities Collateral that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee.

[ ]

By:
Name:
Title:

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

This Security Pledge Amendment, dated as of [                ], is delivered pursuant to Section 5.1 of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                ], made by [                ], a [                ] (the “Borrower”), and the Guarantors party thereto in favor of [                                ], as Administrative Agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”).  The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Pledged Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

PLEDGED NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ],
as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

[ ],
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                    ], made by [                    ], a [                                 ] (the “Borrower”), and the Guarantors party thereto in favor of [                              ], as Administrative Agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”).

This letter supplements the Security Agreement and is delivered by the undersigned, [                    ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement.  The New Pledgor hereby agrees to be bound as a [Borrower] [Guarantor] and as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement.  Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a [Borrower] [Guarantor] and Pledgor thereunder.  The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement.

The New Pledgor is executing and delivering to the Administrative Agent a Perfection Certificate with respect to itself on and as of the date hereof.

This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Pledgor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

[ ],
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT 4

FORM OF CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS

This Control Agreement Concerning Securities Accounts (this “Control Agreement”), dated as of [                        ], by and among                           (the “Company”), [                        ], as Administrative Agent for the Lenders and the Agents (the “Administrative Agent”) and [              ] (the “Securities Intermediary”), is delivered pursuant to Section 3.4(c) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of [                        ], made by and among [                                                ] [(the “Borrower”)] [the Company],(1) each of the Guarantors listed on the signature pages thereto (together with [the Borrower] [the Company], the “Pledgors”), in favor of the Administrative Agent for the benefit of the Lenders and the Agents.  This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Securities Accounts described below.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

Section 1.                                            Confirmation of Establishment and Maintenance of Designated Accounts.  The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established for the Company and maintains the securities account(s) listed in Schedule 1 annexed hereto (such account(s), together with each such other securities account maintained by the Company with the Securities Intermediary collectively, the “Designated Accounts” and each a “Designated Account”), (ii) each of the Designated Accounts is a “securities account” as such term is defined in Section 8-501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Control Agreement and the Security Agreement, treat the Administrative Agent as entitled to exercise the rights that comprise any financial asset which is Investment Property and which is credited to a Designated Account and (iv) all securities or other property underlying any financial assets which constitute Investment Property and which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Company, payable to the order of the Company or specially endorsed to the Company, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.  For avoidance of doubt, it is noted that the term “Designated Accounts” as used in any security agreement or collateral agreement means both the Designated Accounts hereunder and the “Designated Accounts” in the comparable agreement entered into with respect to any other Pledgor.

Section 2.                                            “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of Investment Property (whether investment property, financial asset,

(1) Use “the Company” if Borrower owns the Designated Account(s).  If a Subsidiary owns the Designated Account(s), use [                                  ]. (the “Borrower”)”.

security, instrument or cash) credited to any Designated Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3.                                            Entitlement Order.  If at any time the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Administrative Agent and relating to Investment Collateral or other Investment Property maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Company or any other Person.

Section 4.                                            Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account or any Investment Property, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent.  The financial assets and other items deposited to any Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Secured Parties (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5.                                            Choice of Law.  Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s location and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.

Section 6.                                            Conflict with Other Agreements; Amendments.  As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Company with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts).  The Securities Intermediary and the Company will not enter into any other agreement with respect to any Designated Account unless the Administrative Agent shall have received prior written notice thereof.  The Securities Intermediary and the Company will not enter into any other agreement with respect to creation or perfection of any security interest in, or control of security entitlements maintained in any of the Designated Accounts without the prior written consent of the Administrative Agent acting in its sole discretion.  In the event of any conflict with respect to “control” over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.  No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7.                                            Certain Agreements.

(i)                                     The Securities Intermediary acknowledges receipt of a copy of the Security Agreement.

(ii)                                  The Securities Intermediary has furnished to the Administrative Agent and the Company the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein.  The account statement for each Designated Account identifies the Investment Collateral held therein in the manner set forth on Exhibit B annexed hereto.  The Securities Intermediary represents and warrants to the Administrative Agent that each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

(iii)                               The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Company and identifying one or more security entitlements or other financial assets as “Investment Collateral,” enter into its records, including computer records, with respect to each Designated Account a notation with respect to Investment collateral so that such records and reports generated with respect thereto identify the Investment Collateral as “Pledged.”

(iv)                              The Administrative Agent has delivered to the Securities Intermediary a list, signed by an authorized representative (the “Authorized Representative”), of the officers of the Administrative Agent authorized to give approvals or instructions under this Control Agreement (including notices and other instructions under Section 9 hereof) and the Securities Intermediary shall be entitled to rely on communications from such authorized officers until the earlier of (A) the termination of this Control Agreement in accordance with the terms hereof, (B) notification by the Authorized Representative of a change in the officers authorized to give approvals or instructions and (C) the assignment of the rights of the Secured Parties in accordance with Section 11 hereof.

Section 8.                                            Notice of Adverse Claims.  Except for the claims and interest of the Administrative Agent and of the Company in the Investment Collateral and other Investment Property, the Securities Intermediary on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto and does not know of any claim that any Person other than the Administrative Agent has been given “control” of any Designated Account or any such financial asset.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any of the Investment Collateral or in any financial asset carried in any Designated Account constituting Investment Property, the Securities Intermediary will promptly notify the Administrative Agent and the Company thereof.

Section 9.                                            Maintenance of Designated Accounts.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:

(i)                                     Notice of Sole Control.  If at any time the Administrative Agent delivers to the Securities Intermediary a notice of sole control in substantially the form set forth in

Exhibit A attached hereto (the “Notice of Sole Control”) with respect to any Designated Account, the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Designated Account solely from the Administrative Agent.  Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence.  Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control, the Securities Intermediary shall (x) no longer permit any trading with respect to the applicable Investment Collateral to be initiated by the Company or any representative of, or investment manager appointed by, the Company and the Securities Intermediary shall follow all instructions given by an authorized officer of the Administrative Agent, including without limitation instructions for distribution or transfer of any Investment Collateral or other Investment Property in any Designated Account to be made to the Administrative Agent and (y) follow all instructions given by an authorized officer of the Administrative Agent, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account to be made to the Administrative Agent.

(ii)                                  Voting Rights.  Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to clause (i) of this Section 9, the Company, or an investment manager on behalf of the Company, shall direct the Securities Intermediary with respect to the voting of any Investment Collateral or other financial assets constituting Investment Property credited to any Designated Account.

(iii)                               Permitted Dispositions.  Until such time as the Securities Intermediary receives either a Notice of Sole Control signed by the Administrative Agent with respect to some or all of the Investment Collateral and other Investment Property or a notice signed by the Administrative Agent that a proposed sale, exchange or transfer of certain Investment Collateral by or on behalf of the Company will violate the Security Agreement, the  Company, or any representative of, or investment manager appointed by, the Company, may direct the Securities Intermediary with respect to the sale, exchange or transfer of such Investment Collateral held in a Designated Account.

(iv)                              Statements and Confirmations.  The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets constituting Investment Property credited thereto simultaneously to the Company and the Administrative Agent at the address set forth in Section 12 hereof.  The Securities Intermediary will provide to the Administrative Agent and to the Company, upon the Administrative Agent’s request therefor from time to time (which may be as frequent as daily and is expected to be at least as frequent as weekly) and, in any event as of the last business day of each calendar month, a statement of the market value of each item of the Investment Collateral in each Designated Account.

(v)                                 Bailee for Perfection.  The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other assets held as Investment Collateral in any of the Designated Accounts, the Securities Intermediary shall retain possession of the same for the benefit of the Administrative Agent (and such act shall cause the Securities Intermediary to be deemed a bailee for the Administrative Agent, if necessary) to perfect the Administrative Agent’s security interest in such securities or assets.  The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement as notice to the Securities Intermediary regarding notice of a security interest in collateral held by a bailee.

(vi)                              Certain Matters Relating to Interest, Dividends, etc.  Until receipt of a Notice of Sole Control with respect to some or all of the Investment Collateral (or of a notice from the Administrative Agent, making reference to this Section 9(vi), that an Event of Default, as defined in the Security Agreement, has occurred and is continuing), the Securities Intermediary shall have no responsibility to furnish reports to the Administrative Agent with respect to, or to segregate or otherwise account to the Administrative Agent for, dividends, interest or other amounts received in Designated Accounts with respect to Investment Collateral.

Section 10.                                      Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby makes the following representations, warranties and covenants:

(i)                                     The Designated Accounts have been established as set forth in Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement.  The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Administrative Agent.

(ii)                                  No financial asset constituting Investment Collateral is or will be registered in the name of the Company, payable to its order or specially indorsed to it, except to the extent such financial asset has been indorsed to the Securities Intermediary or in blank.

(iii)                               This Control Agreement is the valid and legally binding obligation of the Securities Intermediary.

(iv)                              The Securities Intermediary has not entered into any agreement with any other Person pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) with respect to financial assets credited to any Designated Account.  Until the termination of this Control Agreement the Securities Intermediary will not, without the written approval of the Administrative Agent, enter into any agreement with any Person pursuant to which it agrees to comply with entitlement orders with respect to Investment Collateral.  Until the termination of this Control Agreement, the Securities Intermediary will not, without the written approval of the Administrative Agent (which shall not be unreasonably withheld), enter into any agreement with any Person relating to any Designated Account or any financial assets credited thereto pursuant to which it agrees to comply with entitlement orders of such Person.

(v)                                 The Securities Intermediary is a “securities intermediary” as defined in Article 8-102(a)(14) of the UCC.

(vi)                              The Securities Intermediary has not entered into any other agreement with the Company or Administrative Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to financial assets credited to any Designated Account as set forth in Section 3 hereof.

Section 11.                                      Successors; Assignment.  The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

Section 12.                                      Notices.  Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgors:                                              [                                    ]

[Address]

Attention:

Telecopy:

Telephone:

with copy to:

[                                    ]

[Address]

Attention:

Telecopy:

Telephone:

Securities

Intermediary:                          [                                    ]

[Address]

Attention:

Telecopy:

Telephone:

Administrative

Agent:                                                            [                                    ]

[Address]

Attention:

Telecopy:

Telephone:

with a copy to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention:                      William D. Brewer

Telecopy.:                     (212) 294-4700

Any party may change its address for notices in the manner set forth above.

Section 13.                                      Termination.  The rights and powers granted herein to the Administrative Agent have been granted in order to perfect the security interests of the Secured Parties in the Investment Collateral and other Investment Property maintained in the Designated Accounts, are powers coupled with an interest and will be affected neither by the bankruptcy of the Company nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect until the security interests of the Secured Parties with respect to the Investment Collateral and other Investment Property have been terminated and an Authorized Representative has notified the Securities Intermediary of such termination in writing.

Section 14.                                      Definitions.  The following terms shall have the following meanings:

“Investment Collateral” shall mean, all “investment property,” as such term is used in the UCC, of the Company and, in any event, shall include, without limitation, (i) the Designated Account, (ii) all financial assets, cash, checks, drafts, securities and instruments deposited or held or required to be deposited or held in the Designated Account and all security entitlements relating thereto, (iii) all investments and all certificates and instruments, if any, from time to time representing or evidencing any other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing items listed in clauses (i) and (ii) of this definition and (iv) each consent, control or other agreement, including, without limitation, this Control Agreement, entered into by the Company with the Securities Intermediary and all rights, if any, and interests of the Company in, to and under each such consent, control or other agreement; provided, however, that Investment Collateral shall in no event include the Securities Collateral.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 15.                                      Severability.  If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

Section 16.                                      Counterparts.  This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

[Signature Page Follows]

[ ],
as Pledgor

By:
Name:
Title:

[ ],
As Administrative Agent

By:
Name:
Title:

[ ],
as Securities Intermediary

By:
Name:
Title:

SCHEDULE I

Designated Account(s)

EXHIBIT A

[Letterhead of [                           ]]

[Date]

[Securities Intermediary]
[Address]

Attention:

Re:                               Notice of Sole Control

Ladies and Gentlemen:

As referenced in Section 9(i) of the Control Agreement Concerning Designated Accounts dated as of [                           ], by and among [                           ] (the “Company”), us and you (the “Control Agreement;” capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached) we hereby give you notice of our sole control over the Investment Collateral and other financial assets constituting Investment Property maintained in the securities accounts, account numbers                             (the “Specified Designated Accounts”).  You are hereby instructed not to accept any direction, instruction or entitlement order with respect to Investment Collateral maintained in the Specified Designated Accounts or the financial assets constituting Investment Property credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [Company].

Very truly yours,

[ ],
as Administrative Agent

By:
Name:
Title:

cc: [Name of Company]

By:
Name:
Title:

EXHIBIT 5-A

FORM OF CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS

(Springing Dominion)

This CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS (this “Control Agreement”), dated as of [                     ], by and among [                     ] (the “Company”), UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders and the Agents (the “Administrative Agent”), and [                     ] (the “Bank”), is delivered pursuant to Section 3.4(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of [                     ], made by [                                          ] [(the “Borrower”)] [the Company],(1) and each of the Guarantors listed on the signature pages thereto (together with [the Borrower] [the Company], the “Pledgors”), in favor of the Administrative Agent for the benefit of the Lenders and the Agents.  This Control Agreement is for the purpose of perfecting the security interests of the Administrative Agent granted by the Company in the Designated Accounts described below.  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

Section 1.                                            Confirmation of Establishment and Maintenance of Designated Accounts.  The Bank hereby confirms that (i) the Bank has established for the Company and maintains the deposit account(s) listed in Schedule 1 annexed hereto (such deposit account(s), collectively, the “Designated Accounts” and each a “Designated Account”) and (ii) each Designated Account is a “deposit account” as such term is defined in Article 9 of the UCC.  For avoidance of doubt, it is noted that the term “Designated Accounts” as used in any security agreement means both the Designated Accounts hereunder and the “Designated Accounts” in the comparable agreement entered into with respect to any other Pledgor.

Section 2.                                            Control.  The Administrative Agent shall at all times (i) have “control” (as defined in Section 9-104 of the UCC) of any Designated Account and (ii) be authorized to direct the Bank to comply, without further consent of the Company or any Person acting or purporting to act for the Company being required, with all instructions originated by the Administrative Agent directing disposition of the funds in the Designated Account.  The Company, the Administrative Agent, and the Bank agree that the Bank will comply with instructions originated by the Administrative Agent directing the disposition of the funds in the Designated Account without further consent by the Company.  The Bank shall also comply with instructions directing the disposition of funds in the Designated Accounts originated by the Company or its authorized representatives until such time as the Administrative Agent delivers a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank.

(1) Use “the Company” if Borrower owns the Designated Account(s).  If a Subsidiary owns the Designated Account(s), use [                            ]. (the “Borrower”)”.

Section 3.                                            Subordination of Lien; Waiver of Set-Off.  In the event that the Bank has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account, the Bank hereby agrees that such security interest shall be subordinate to that of the Secured Parties.  The funds deposited into any Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Secured Parties (except that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4.                                            Choice of Law.  Both this Control Agreement and the Designated Accounts shall be governed by the law of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank’s jurisdiction and the Designated Accounts shall be governed by the law of the State of New York.

Section 5.                                            Conflict with Other Agreements; Amendments.  As of the date hereof, there are no other agreements entered into between the Bank and the Company with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts).  The Bank and the Company will not enter into any other agreement with respect to any Designated Account, other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts, unless the Administrative Agent shall have received prior written notice thereof.  The Bank and the Company will not enter into any other agreement with respect to control of the Designated Accounts without the prior written consent of the Administrative Agent acting in its sole discretion.  In the event of any conflict with respect to “control” over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.  No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 6.                                            Certain Agreements.

(i)                                     The Bank has furnished to the Administrative Agent and the Company the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein.  The Bank represents and warrants to the Administrative Agent that such statement accurately reflects the assets held in such Designated Account as of the date thereof.

(ii)                                  The Administrative Agent has delivered to the Bank a list, signed by an authorized representative (the “Authorized Representative”), of the officers of the Administrative Agent authorized to give approvals or instructions under this Control Agreement (including notices and other instructions under Section 8 hereof) and the Bank shall be entitled to rely on communications from such authorized officers until the earlier of (A) the termination of this Control Agreement in accordance with the terms hereof, (B)

the notification by the Authorized Representative of a change and (C) the assignment of the rights of the Secured Parties in accordance with Section 11 hereof.

Section 7.                                            Notice of Adverse Claims.  Except for the claims and interest of the Administrative Agent and of the Company in the Designated Accounts, the Bank on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any Person other than the Administrative Agent has been given “control” of any Designated Account or any such funds.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any funds in any Designated Account, the Bank will promptly notify the Administrative Agent and the Company thereof.

Section 8.                                            Maintenance of Designated Accounts.  In addition to, and not in lieu of, the obligation of the Bank agreed in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:

(i)                                     Notice of Sole Control.  If at any time the Administrative Agent delivers to the Bank a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the “Notice of Sole Control”) with respect to any Designated Account, the Bank agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from the Administrative Agent.  Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control, the Bank shall follow all instructions given by an authorized officer of the Administrative Agent, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account to be made to the Administrative Agent.

(ii)                                  Permitted Dispositions.  Until such time as the Bank receives a Notice of Sole Control signed by the Administrative Agent with respect to a Designated Account, the Company, or any representative of the Company, may direct the Bank with respect to the transfer of the funds held in such Designated Account.  Until such time as the Bank receives a Notice of Sole Control, the Company shall be entitled to write checks against amounts in each Designated Account, and make withdrawals, transfers, and other dispositions of the funds in each Designated Account.

(iii)                               Statements and Confirmations.  The Bank will promptly send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account to the Company and the Administrative Agent at the addresses set forth in Section 11 hereof.  The Bank will promptly provide to the Administrative Agent and to the Company, upon the Administrative Agent’s request therefor from time to time and in any event as of the last business day of each calendar month, a statement of the cash balance in each Designated Account.

Section 9.                                            Representations, Warranties and Covenants of the Bank.  The Bank hereby makes the following representations, warranties and covenants:

(i)                                     The Designated Accounts have been established as set forth in Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement.  The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Administrative Agent.

(ii)                                  The Bank is a “bank,” as such term is defined in the UCC.

(iii)                               This Control Agreement is the valid and legally binding obligation of the Bank.

(iv)                              The Bank has not entered into any agreement with any other Person pursuant to which it has agreed to comply with any orders or instructions with respect to any Designated Account.  Until the termination of this Control Agreement, the Bank will not, without the written approval of the Administrative Agent, enter into any agreement with any Person pursuant to which it agrees to comply with any orders or instructions of such Person with respect to any Designated Account.

(v)                                 The Bank has not entered into any other agreement with the Company or the Administrative Agent purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof.

Section 10.                                      Successors; Assignment.  The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

Section 11.                                      Notices.  Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Company:                                          [                                   ]

[Address]

Attention:

Telecopy:

Telephone:

with copy to:

[                                   ]

[Address]

Attention:

Telecopy:

Telephone:

Bank:                                                                [                                  ]

[Address]

Attention:

Telecopy:

Telephone:

Administrative

Agent:                                                            [                                  ]

[Address]

Attention:

Telecopy:

Telephone:

with a copy to:

[                                  ]

[Address]

Attention:

Telecopy:

Telephone:

Any party may change its address for notices in the manner set forth above.

Section 12.                                      Termination.  The rights and powers granted herein to the Administrative Agent have been granted in order to perfect the security interests of the Secured Parties in the Designated Accounts, are powers coupled with an interest and will be affected neither by the bankruptcy of the Company nor by the lapse of time.  The obligations of the Bank hereunder shall continue in effect until the termination of the security interests of the Secured Parties (including, without limitation, by virtue of the notice pursuant to Section 11 hereof) with respect to the Designated Accounts have been terminated and an Authorized Representative has notified the Bank of such termination in writing.

Section 13.                                      Severability.  If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

Section 14.                                      Counterparts.  This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[ ],

By:
Name:
Title:

[ ],
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[ ],
as Bank

By:
Name:
Title:

SCHEDULE 1

Designated Accounts

EXHIBIT A

Letterhead of UBS AG, Stamford Branch

[Date]

[Bank]

[Address]

Attention:

Re:                               Notice of Sole Control

Ladies and Gentlemen:

As referenced in Section 8(i) of the Control Agreement Concerning Deposit Accounts dated as of                    , 2005, by and among D 56, Inc., a Minnesota corporation and Lenox, Incorporated, a New Jersey corporation (collectively, the “Company”), us and you (the “Control Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached) we hereby give you notice of our sole control over the Designated Account(s), account number(s):                                                                               (the “Specified Designated Accounts”).  You are hereby instructed not to accept any direction or instructions with respect to the Specified Designated Accounts or any funds credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Company.

Very truly yours,

UBS AG, Stamford Branch,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

cc:  D 56, Inc., and Lenox, Incorporated

EXHIBIT 5-B

FORM OF CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS

(Full Dominion)

This CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS (this “Control Agreement”), dated as of [                          ], by and among [                          ] (the “Company”), UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders and the Agents (the “Administrative Agent”), and [                          ] (the “Bank”), is delivered pursuant to Section 3.4(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of [                          ], made by [                          ] [(the “Borrower”)] [the Company],(1) and each of the Guarantors listed on the signature pages thereto (together with [the Borrower] [the Company], the “Pledgors”), in favor of the Administrative Agent for the benefit of the Lenders and the Agents.  This Control Agreement is for the purpose of perfecting the security interests of the Administrative Agent granted by the Company in the Designated Accounts described below.  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

Section 1.                                            Confirmation of Establishment and Maintenance of Designated Accounts.  The Bank hereby confirms that (i) the Bank has established for the Company and maintains the deposit account(s) listed in Schedule 1 annexed hereto (such deposit account(s), collectively, the “Designated Accounts” and each a “Designated Account”) and (ii) each Designated Account is a “deposit account” as such term is defined in Article 9 of the UCC.  For avoidance of doubt, it is noted that the term “Designated Accounts” as used in any security agreement means both the Designated Accounts hereunder and the “Designated Accounts” in the comparable agreement entered into with respect to any other Pledgor.

Section 2.                                            Control.  The Administrative Agent shall at all times (i) have “control” (as defined in Section 9-104 of the UCC) of any Designated Account and (ii) be authorized to direct the Bank to comply, without further consent of the Company or any Person acting or purporting to act for the Company being required, with all instructions originated by the Administrative Agent directing disposition of the funds in the Designated Account.  The Company, the Administrative Agent, and the Bank agree that the Bank will comply with instructions originated by the Administrative Agent directing the disposition of the funds in the Designated Account without further consent by the Company.  The Company, the Administrative Agent, and the Bank further agree that the Bank shall not comply with any instructions directing the disposition of funds in the Designated Accounts originated by the Company or any of its representatives.

(1) Use “the Company” if Borrower owns the Designated Account(s).  If a Subsidiary owns the Designated Account(s), use [                                   ]. (the “Borrower”)”.

Section 3.                                            Subordination of Lien; Waiver of Set-Off.  In the event that the Bank has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account, the Bank hereby agrees that such security interest shall be subordinate to that of the Secured Parties.  The funds deposited into any Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Secured Parties (except that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4.                                            Choice of Law.  Both this Control Agreement and the Designated Accounts shall be governed by the law of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank’s jurisdiction and the Designated Accounts shall be governed by the law of the State of New York.

Section 5.                                            Conflict with Other Agreements; Amendments.  As of the date hereof, there are no other agreements entered into between the Bank and the Company with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts).  The Bank and the Company will not enter into any other agreement with respect to any Designated Account, other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts, unless the Administrative Agent shall have received prior written notice thereof.  The Bank and the Company will not enter into any other agreement with respect to control of the Designated Accounts without the prior written consent of the Administrative Agent acting in its sole discretion.  In the event of any conflict with respect to “control” over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.  No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 6.                                            Certain Agreements.

(i)                                     The Bank has furnished to the Administrative Agent and the Company the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein.  The Bank represents and warrants to the Administrative Agent that such statement accurately reflects the assets held in such Designated Account as of the date thereof.

(ii)                                  The Administrative Agent has delivered to the Bank a list, signed by an authorized representative (the “Authorized Representative”), of the officers of the Administrative Agent authorized to give approvals or instructions under this Control Agreement (including notices and other instructions under Section 8 hereof) and the Bank shall be entitled to rely on communications from such authorized officers until the earlier of (A) the termination of this Control Agreement in accordance with the terms hereof, (B)

the notification by the Authorized Representative of a change and (C) the assignment of the rights of the Secured Parties in accordance with Section 11 hereof.

Section 7.                                            Notice of Adverse Claims.  Except for the claims and interest of the Administrative Agent and of the Company in the Designated Accounts, the Bank on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any Person other than the Administrative Agent has been given “control” of any Designated Account or any such funds.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any funds in any Designated Account, the Bank will promptly notify the Administrative Agent and the Company thereof.

Section 8.                                            Maintenance of Designated Accounts.  In addition to, and not in lieu of, the obligation of the Bank agreed in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:

(i)                                     No later than 10:00 a.m. (Eastern time) on each Business Day, the Bank shall, automatically and without further direction, initiate a federal funds wire transfer of all available funds in the Designated Accounts, at the Company’s cost and expense, to the following account (or such other account as may be designed in writing by the Administrative Agent):

UBS AG, Stamford Branch

Stamford, Connecticut

ABA No. 026 007 993

Account No.

Attention:

Reference:

(ii)                                  The Company shall have no authority to withdraw any amount from, draw upon, or otherwise exercise powers as a depositor or owner with respect to the Designated Accounts and the funds deposited therein.

(iii)                               The Bank will promptly send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account to the Company and the Administrative Agent at the addresses set forth in Section 11 hereof.  The Bank will promptly provide to the Administrative Agent and to the Company, upon the Administrative Agent’s request therefor from time to time, a statement of the cash balance in each Designated Account.

Section 9.                                            Representations, Warranties and Covenants of the Bank.  The Bank hereby makes the following representations, warranties and covenants:

(i)                                     The Designated Accounts have been established as set forth in Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement.  The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Administrative Agent.

(ii)                                  The Bank is a “bank,” as such term is defined in the UCC.

(iii)                               This Control Agreement is the valid and legally binding obligation of the Bank.

(iv)                              The Bank has not entered into any agreement with any other Person pursuant to which it has agreed to comply with any orders or instructions with respect to any Designated Account.  Until the termination of this Control Agreement, the Bank will not, without the written approval of the Administrative Agent, enter into any agreement with any Person pursuant to which it agrees to comply with any orders or instructions of such Person with respect to any Designated Account.

(v)                                 The Bank has not entered into any other agreement with the Company or the Administrative Agent purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof.

Section 10.                                      Successors; Assignment.  The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

Section 11.                                      Notices.  Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Company:                                        [                                     ]

[Address]

Attention:

Telecopy:

Telephone:

with copy to:

[                                     ]

[Address]

Attention:

Telecopy:

Telephone:

Bank:                                                                  [                                    ]

[Address]

Attention:

Telecopy:

Telephone:

Administrative

Agent:                                                           [                                    ]

[Address]

Attention:

Telecopy:

Telephone:

with a copy to:

[                                    ]

[Address]

Attention:

Telecopy:

Telephone:

Any party may change its address for notices in the manner set forth above.

Section 12.                                      Termination.  The rights and powers granted herein to the Administrative Agent have been granted in order to perfect the security interests of the Secured Parties in the Designated Accounts, are powers coupled with an interest and will be affected neither by the bankruptcy of the Company nor by the lapse of time.  The obligations of the Bank hereunder shall continue in effect until the termination of the security interests of the Secured Parties (including, without limitation, by virtue of the notice pursuant to Section 11 hereof) with respect to the Designated Accounts have been terminated and an Authorized Representative has notified the Bank of such termination in writing.

Section 13.                                      Severability.  If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

Section 14.                                      Counterparts.  This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[ ],

By:
Name:
Title:

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[ ],
as Bank

By:
Name:
Title:

SCHEDULE 1

Designated Accounts